EXHIBIT 10.6


                       MEMBERSHIP AND LICENSING AGREEMENT


             This agreement is entered into this 1st day of August, 1973, by and between TOPCO ASSOCIATES, INC., (COOPERATIVE), a cooperative association organized under the laws of the State of Wisconsin
   (hereinafter called Association), and Schultz Sav-O Stores, Inc., a corporation organized under the laws of the State of Wisconsin
   (hereinafter called Member), and supersedes any prior membership or licensing agreements.

             It is mutually agreed as follows:

             1. The terms and provisions of the Articles of Incorporation and Bylaws of the Association are hereby incorporated in this agreement as is fully set forth herein. Each amendment to said Articles of Incorporation and Bylaws shall be treated as an amendment to this agreement.

             2. The Association grants to the member a license to sell and distribute from its warehouse or warehouses in the following location or locations products bearing the trademarks or trade names owned by the Association set forth in Exhibit A (as the same may from time to time be amended by agreement of the parties):

                       Sheboygan, Wisconsin

                       Racine, Wisconsin

             3. Member shall provide to the Association a list of stores serviced by the warehouses described in paragraph 2 as of June 30 and December 31 of each year.

             IN WITNESS WHEREOF, the parties hereto have signed this agreement.

                                 TOPCO ASSOCIATES, INC.



                                 By   /s/ Robert D. Fernd


                                 SCHULTZ SAV-O STORES, INC.



                                 By   /s/ Howard C. Dickelman

                                                                    EXHIBIT A


   Membership and                   Original:  Dated     August 1, 1973
    Licensing Agreement

   Between Topco Associates,        Revision:  Dated     May 14, 1985
    Inc. and

   Schultz Sav-O Stores, Inc.       Revision No.                  2;

                                    supersedes Exhibit dated:   July 18, 1974


   Programs of the Association in which the Member is entitled to participate:

   Frozen                         Dairy                   Grocery
   Proc Meat, Fish &
    Poultry                       Equipment/Supplies      Produce
   HBA/General Merchandise        SBM                     Fresh Meat


   Trademarks and trade names in the following Brand Groups as established by the Membership and owned by the Association:

   AM Brands Group

   Beacon                         Top Crest               Valu Time
   Elna                           Top Fresh               Valu Pro
   Mega

   TA Brands Group

   Dog Club                       Gaylord                 Top Frost
   Food Club                      Topco


   Member Own Brand:              [_]  Yes                [X] No